SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

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                                FORM 8-K

                             CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 18, 2008

                  PATRIOT TRANSPORTATION HOLDING, INC.
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       (Exact name of registrant as specified in its charter)



      FLORIDA                  33-26115                59-2924957
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(State or other            (Commission             (I.R.S. Employer
jurisdiction                 File Number)          Identification No.)
of incorporation)

1801 Art Museum Drive
Jacksonville, Florida                                    32207
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(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  (904) 396-5733

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                        CURRENT REPORT ON FORM 8-K

                    PATRIOT TRANSPORTATION HOLDING, INC.

                           February 18, 2008


ITEM 7.01	REGULATION FD DISCLOSURE.

On February 18, 2008, Patriot Transportation Holding, Inc. (the "Company") announced that the Company's Board of Directors authorized the repurchase of up to $5 million of the Company's outstanding common stock. There is no expiration for this authorization. Repurchases may be made from time to time in the open market or in privately negotiated transactions at prevailing market prices as Company's management deems appropriate.

A copy of the Company's press release announcing the stock repurchase program is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information contained in this Current Report on Form 8-K under Item 7.01, including Exhibit 99.1, has been "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that Section. The information in this Current Report on Form 8-K under Item 7.01 shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly by specific reference in such filing or document.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit		Description
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99.1		Press Release dated February 18, 2008.

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                              SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

				PATRIOT TRANSPORTATION HOLDING, INC.


Date: February 19, 2008		/s/ Ray M. Van Landingham
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				Ray M. Van Landingham
				Vice President, Finance and Administration
        			and Chief Financial Officer

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